Exhibit 10.1
THIRTEENTH AMENDMENT TO TERM LOAN AND
SECURITY AGREEMENT
This Thirteenth Amendment to Term Loan and Security Agreement (“Agreement”), dated as of August 26, 2026 (the “Effective Date”), is entered into by and between Direct Digital Holdings, LLC, a Texas limited liability company (“Borrower”), Direct Digital Holdings, Inc., a Delaware corporation (“DDH Holdings”), Colossus Media, LLC, a Delaware limited liability company (“Colossus”), Huddled Masses LLC, a Delaware limited liability company (“HM”), Orange142, LLC, a Delaware limited liability company (“Orange” and together with DDH Holdings, Colossus, and HM, “Guarantors” and each individually a “Guarantor” and together with the Borrower, collectively, the “Credit Parties”, and each a “Credit Party”), Lafayette Square Loan Servicing, LLC, as agent for the Lenders (“Agent”), and the Lenders party hereto.
RECITALS:
WHEREAS, the Borrower, the Guarantors, Lenders and Agent entered into that certain Term Loan and Security Agreement dated as of December 3, 2021, as amended by the First Amendment to Term Loan and Security Agreement dated as of February 3, 2022, the Second Amendment to Term Loan and Security Agreement dated as of July 28, 2022, the Third Amendment to Term Loan and Security Agreement dated as of January 9, 2023, the Fourth Amendment to Term Loan and Security Agreement dated as of October 3, 2023, the Fifth Amendment to Term Loan and Security Agreement dated as of October 15, 2024 and effective as of June 30, 2024, the Sixth Amendment and Waiver to Term Loan and Security Agreement, dated as of December 27, 2024, the Seventh Amendment to Term Loan and Security Agreement, dated as of August 8, 2025, the Eighth Amendment and Waiver to Term Loan and Security Agreement (the “Eighth Amendment”), dated as of September 8, 2025, the Ninth Amendment and Waiver to Term Loan and Security Agreement (the “Ninth Amendment”), dated as of October 14, 2025, the Tenth Amendment to Term Loan and Security Agreement (the “Tenth Amendment”), dated as of October 28, 2025; the Eleventh Amendment and Waiver to Term Loan and Security Agreement (the “Eleventh Amendment”), dated as of January 27, 2026 and effective as of December 31, 2025; and the Twelfth Amendment and Waiver to Term Loan and Security Agreement (the “Twelfth Amendment”), dated as of May 15, 2026 (the “Existing Loan Agreement”; the Existing Loan Agreement as may be further amended, supplemented, or otherwise modified from time to time, including by this Agreement, the “Loan Agreement”);
WHEREAS, the Credit Parties have requested that Agent and Lenders to amend the Existing Loan Agreement as set forth herein;

WHEREAS, the Borrower has requested that the Thirteenth Amendment Term Loan Lender (as defined below) provide the Thirteenth Amendment Term Loan (as defined below) with the proceeds of such Thirteenth Amendment Term Loan to be used to (i) on the Thirteenth Amendment Date, fund the Thirteenth Amendment Interest Reserve in an amount equal to $15,000.00 and (ii) provide for Credit Parties’ general corporate needs and working capital requirements;

WHEREAS, Agent and Lenders are willing to amend the Existing Loan Agreement and the Thirteenth Amendment Term Loan Lender has agreed to provide the Thirteenth Amendment Term Loan, subject to the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Parties, Agent, and the Lender party hereto hereby agree as follows:
1.Same Terms. The capitalized terms used in this Agreement and not defined herein shall have the same meanings as provided therefor in the Loan Agreement, unless the context hereof otherwise requires or provides.
2.Acknowledgement and Thirteenth Amendment Term Loan.
(a)The Credit Parties agree that, on the date hereof and immediately prior to the effectiveness of this Agreement, the Credit Parties are indebted to Lenders and Agent under the Existing Loan Agreement in the aggregate principal amount of $14,788,340.08, with respect to the Term Loans (collectively, the “Existing Term Loans”), plus continually accruing interest and all fees, costs, and expenses, including reasonable and documented attorneys’ fees, incurred through the date hereof, required to be paid by the Credit Parties under the Loan Agreement and the Other Documents. The Lender party hereto (the “Thirteenth Amendment Term Loan Lender”) agrees, on the terms and subject to the conditions set forth herein, to lend to the Borrower on the Effective Date, an amount equal to its Thirteenth Amendment Term Loan Commitment Percentage of the Thirteenth Amendment Term Loan Amount (the Term Loans extended thereunder, the “Thirteenth Amendment Term Loan”). The Thirteenth Amendment Term Loan shall be deemed to be made in addition to the Existing Term Loans and not in repayment thereof. After giving effect to the extension and incurrence of the Thirteenth Amendment Term Loan, the Credit Parties hereby acknowledge and agree that the principal amount of the Term Loans outstanding under the Loan Agreement on the Effective Date shall be $15,483,340.08, in the aggregate, and shall be held, as of the Effective Date, by each Lender in the applicable percentages set forth on Schedule 1.2(b) to the Loan Agreement.
(b)The parties hereto acknowledge and agree that as of March 31, 2026, Lafayette Square USA, Inc. holds Series A Preferred Stock with an aggregate face amount of $27,077,000.00 plus accrued and unpaid dividends thereon in an aggregate amount equal to $1,912,054.03.
3.Agent, Lafayette Square USA, Inc. and the Credit Parties agree and acknowledge that the outstanding balance of the Exit Fee Amount (as defined in the Exit Fee Obligation Side Letter) calculated as of December 31, 2025 and March 31, 2026, is $27,077,000.
4.Fees and Expenses; Interest.
(a)Credit Parties hereby agree to pay to Agent the Twelfth Amendment Fee (as defined in the Twelfth Amendment) in the amount of $75,000.00 on or before September 30, 2026. The Twelfth Amendment Fee shall be non-refundable when paid and is fully earned as of the date hereof.
(b)The Credit Parties agree to pay or reimburse Agent for all fees and expenses (including, without limitation, reasonable attorneys’ fees and legal expenses) incurred by Agent in connection with the credit facility through the date of the Twelfth Amendment in an amount equal to $19,356.50 (collectively, the “Twelfth Amendment Fees and Expenses”). The Twelfth Amendment Fees and Expenses shall be non-refundable when paid and are fully earned as of the date hereof and due and payable on September 30, 2026.
(c)The Credit Parties agree to pay or reimburse Agent for all fees and expenses (including, without limitation, reasonable attorneys’ fees and legal expenses) incurred by Agent in connection with the credit facility through the date hereof in an amount equal to $13,500.00 (collectively, the “Thirteenth Amendment Fees and Expenses”). The Thirteenth Amendment Fees and Expenses shall be non-refundable when paid and shall be fully earned as of the Effective Date and due and payable on September 30, 2026.

(d)The Credit Parties hereby acknowledge and agree that the following interest, fees, costs and expenses are fully earned as of the date hereof and shall be due and payable, along with all interest accrued thereon, on the earliest of (a) the date that the outstanding principal balance of the Term Loans have been paid in full, (b) the date of acceleration of all or any portion of the Term Loans pursuant to the terms of this Agreement, including without limitation, acceleration as a result of an Event of Default under Sections 10.7 or 10.8, and (c) September 30, 2026:
(i)Seventh Amendment Fee (as defined in the Seventh Amendment) in an amount equal to $85,906.00;
(ii)Seventh Amendment Closing Fee (as defined in the Seventh Amendment) in an amount equal to $1,000,000.00;
(iii)Interest on Advances for the months ended July 31, 2025, August 31, 2025, September 30, 2025, April 30, 2026, May 31, 2026, June 30, 2026, and July 31, 2026; and
(iv)The loan servicing fees in an aggregate amount equal to $27,500.00 for the months ended September 30, 2025 through and including September 30, 2025 through and including July 31, 2026.
(e)The Credit Parties hereby acknowledge and agree that the interest, fees, costs and expenses set forth in clauses (i) through (iii) above and unpaid fees and expenses incurred by Agent in connection with the credit facility have accrued interest since July 31, 2025 in an aggregate amount equal to $2,586,297.87.
(f)The Credit Parties hereby acknowledge and agree that the interest, fees, costs and expenses set forth in clauses (d)(i) through (iv) above shall continue to accrue interest at a rate per annum equal to the Term Loan Rate applicable to the Term Loans (including, after the date hereof, any applicable Default Rate).
(i)The Credit Parties hereby acknowledge and agree that the interest on the Term Loans with respect to the months ending January 31, 2026, February 28, 2026, and March 31, 2026 was paid in kind and added to the principal balance of the Term Loan and shall continue to accrue interest in accordance with Section 3.1.
(ii)The failure of the Credit Parties to comply with this Section 4 shall constitute an immediate Event of Default under the Loan Agreement.
5.Amendments to Existing Loan Agreement. The Borrower, each Guarantor, Agent, and Lenders hereby agree that, upon the satisfaction or waiver of the conditions to effectiveness set forth in Section 9, (a) the Loan Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ and ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text and double-underlined text) as set forth in the Loan Agreement attached as Annex A hereto and (b) Schedule 1.2(b) to the Existing Loan Agreement is hereby amended and restated with Schedule 1.2(b) attached to this Agreement.
6.Ratification. Except as expressly provided herein, each Credit Party hereby (a) ratifies the Obligations and each of the Loan Agreement and the Other Documents to which it is a party, and agrees and acknowledges that the Loan Agreement and each of the Other Documents to which it is a party shall continue in full force and effect after giving effect to this Agreement; (b) ratifies and confirms that the security instruments executed by each Credit Party, as amended hereby, are not released, diminished, impaired, reduced, or otherwise adversely affected by the Loan Agreement and continue to secure the full payment and performance of the Obligations pursuant to their terms; (c) acknowledges the continuing existence and priority of the Liens granted, conveyed, and assigned to Agent for its benefit and for the ratable benefit of each Lender, under the security instruments; and (d) agrees that the Obligations include, without limitation, the Obligations (after giving effect to this Agreement). Except as expressly provided herein, nothing in this Agreement extinguishes, novates or releases any right, claim, Lien, security interest or entitlement of Agent or Lenders created by or contained in any of such documents nor is any Credit Party released from any covenant, warranty or obligation created by or contained therein.
7.Representations and Warranties. Each Credit Party hereby represents and warrants to Agent that; (a) this Agreement has been duly authorized, executed, and delivered by each Credit Party; (b) no action of, or filing with, any Governmental Body is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by each Credit Party of this Agreement; (c) the Loan Agreement and the Other Documents, as amended by this Agreement, are valid and binding upon each Credit Party and are enforceable against each such Credit Party, in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by each Credit Party of this Agreement does not require the consent of any other Person, except for any consent that has been duly obtained, and do not and will not constitute a violation of any laws, agreements, or understandings to which each such Credit Party is a party or by which each such Credit Party is bound; (e) after giving effect to this Agreement, all representations and warranties in the Loan Agreement and the Other Documents are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Loan Agreement; and (f) before and after giving effect to this Agreement, no Default or Event of Default exists.
8.Release. In consideration of Agent and Lenders’ agreements herein, each Credit Party hereby (a) releases, acquits and forever discharges Agent, each Lender and each of their respective agents, employees, officers, directors, partners, servants, representatives, attorneys, affiliates, successors and assigns (collectively, the “Released Parties”) from any and all liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages, costs and expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, “Claims”), that such Credit Party may have or claim to have now against any Released Party or which might arise out of or be connected with any act of commission or omission of any Released Party existing or occurring on or prior to the date of this Agreement, including, without limitation, any claims, liabilities or obligations relating to or arising out of or in connection with the Advances, the Loan Agreement or the Other Documents (including, without limitation, arising out of or in connection with the initiation, negotiation, closing or administration of the loan transactions contemplated thereby or related thereto), from the beginning of time until the execution and delivery of this release and the effectiveness of this Agreement other than any Excluded Claims (the “Released Claims”) and (b) agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against the Released Parties with respect to any and all Released Claims. For purposes hereof, “Excluded Claims” means any Claims that a Credit Party may have or claim to have against any Released Party or which might arise out of or be connected with any act of commission or omission of any Released Party relating to the Series A Preferred Stock, the shares of stock issued or issuable upon conversion or exchange thereof, or the provisions of the Loan Agreement regarding the Series A Preferred Stock and the Preferred Equity Conversion, the Certificate of Designation or any other agreement, instrument, or document relating to the Series A Preferred Stock, or relating to any intentional breach, bad faith or gross negligence of any Released Party.
9.Conditions to Effectiveness. The transactions contemplated by this Agreement shall be deemed to be effective as of the Effective Date, when the following have been satisfied in a manner satisfactory to Agent:
(a)Agreement. Agent receives a fully executed copy of this Agreement.
(b)Representations and Warranties. All representations and warranties set forth in this Agreement are true and correct in all material respects as set forth in Section 7 above; and

10.Counterparts. For the convenience of the parties, this Agreement may be executed in multiple counterparts, each of which for all purposes shall be deemed to be an original, and all such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopy, e-mail, facsimile transmission, electronic mail in “portable document format” (“.pdf”) form or other electronic means intended to preserve the original graphic and pictorial appearance of the item being sent shall be effective as a delivery of a manually executed counterpart of this Agreement.
11.References to the Loan Agreement. Upon the effectiveness of this Agreement, (a) each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Loan Agreement after giving effect to the Agreement set forth herein, and (b) each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement after giving effect to the Agreement set forth herein.
12.Effect. The Agreement is one of the Other Documents. The modifications set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Loan Agreement, or (b) to prejudice any right or rights which Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement, as amended hereby, or any of the other documents referred to herein or therein.
13.ENTIRE AGREEMENT. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. FURTHERMORE, IN THIS REGARD, THIS AGREEMENT, THE LOAN AGREEMENT AND THE OTHER DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.
14.Governing Law. This Agreement, and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, this Agreement is deemed executed effective as of the Effective Date.
BORROWER:
DIRECT DIGITAL HOLDINGS, LLC

By:    /s/ Keith Smith
Name: Keith Smith
Title: President
GUARANTORS:
DIRECT DIGITAL HOLDINGS, INC.

By:    /s/ Keith Smith
Name: Keith Smith
Title: President
COLOSSUS MEDIA, LLC

By:    /s/ Keith Smith
Name: Keith Smith
Title: President
HUDDLED MASSES LLC

By:    /s/ Keith Smith
Name: Keith Smith
Title: President
ORANGE142, LLC

By:    /s/ Keith Smith
Name: Keith Smith
Title: President

Signature Page to
Thirteenth Amendment to Term Loan and Security Agreement

AGENT:

LAFAYETTE SQUARE LOAN SERVICING, LLC
By:    /s/ Philip Daniele
Name: Philip Daniele
Title: Chief Risk Officer

Signature Page to
Thirtieth Amendment to Term Loan and Security Agreement

159823.01008/158050630v.4

LENDER: LAFAYETTE SQUARE USA, INC., as a Lender By: /s/ Philip Daniele Name: Philip Daniele Title: Chief Risk Officer

Signature Page to
Thirtieth Amendment to Term Loan and Security Agreement

ANNEX A
[SEE ATTACHED]

Schedule 1.2(b)
Term Loan Commitment Percentage and Delayed Draw Term Loan Commitment Percentage

Lender	Term Loan Commitment Percentage	Sixth Amendment Term Loan Commitment Percentage	Eighth Amendment Term Loan Commitment Percentage	Thirteenth Amendment Term Loan Commitment Percentage	Delayed Draw Term Loan Commitment Percentage
LAFAYETTE SQUARE USA, INC.	100%	100%	100%	100%	100%
TOTAL	100%	100%	100%	100%	100%